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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 18, 2000


                       BENEDEK COMMUNICATIONS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                        333-09529                         36-4076007
(State or Other Jurisdiction of    (Commission File Number)    (I.R.S. Employer Identification Number)
Incorporation or Organization)


                            2895 GREENSPOINT PARKWAY
                                    SUITE 250
                            HOFFMAN ESTATES, IL 60195
               (Address of Principal Executive Offices) (Zip Code)




              Telephone Number, Including Area Code (847) 585-3450







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ITEM 5.        OTHER EVENTS.

        On October 18, 2000, the Registrant announced its intention to commence a tender offer and consent solicitation for any and all of its outstanding
13 1/4% Senior Subordinated Discount Notes due 2006. Additionally, on
October 18, 2000, the Registrant announced its intention to commence a consent solicitation with respect to its 11 1/2% Senior Exchangeable Preferred Stock. Additional information about developments concerning the tender offer and consent solicitation with respect to the Discount Notes and the consent solicitation with respect to the Preferred Stock are incorporated herein by this reference to the press release filed herewith as Exhibit 99.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits.



        99     Press release, dated October 18, 2000.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BENEDEK COMMUNICATIONS CORPORATION



October 18, 2000                   By: /s/ K. James Yager
                                      ------------------------------
                                      Name:  K. James Yager
                                      Title: President


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                                INDEX TO EXHIBITS

EXHIBIT        DESCRIPTION

      99       Press release, dated October 18, 2000



                                       E-1